UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2026

GENTHERM INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28875 Cabot Drive, Novi, MI	48377
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248)
348-9735
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	THRM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On October 1, 2026 (the “Closing Date”), Gentherm Incorporated, a Michigan corporation (“Gentherm”), and Modine Manufacturing Company, a Wisconsin corporation (“Modine”), completed their previously announced combination of Modine’s Performance Technologies business (the “SpinCo Business”) with Gentherm (the “Transaction”) pursuant to, and in accordance with, the terms and conditions of the Agreement and Plan of Merger, dated as of January 29, 2026 (the “Merger Agreement”), by and among Gentherm, Modine, Platinum SpinCo Inc., a Delaware corporation and a wholly owned subsidiary of Modine (“SpinCo”), and Platinum Gold Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gentherm (“Merger Sub”), and the Separation Agreement, dated as of January 29, 2026 (together with the Merger Agreement, the “Transaction Agreements”), by and among Gentherm, Modine and SpinCo. Pursuant to the Transaction Agreements, Merger Sub merged with and into SpinCo, with SpinCo becoming a wholly owned subsidiary of Gentherm as the surviving entity.
This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed to amend Item 9.01(b) of the Current Report on Form 8-K filed by Gentherm on October 1, 2026 to include the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K, which will be incorporated by reference into the registration statement on Form S-4 (Reg. No. 333-297224) initially filed by Gentherm (the “Registration Statement”) on July 2, 2026.
The unaudited pro forma condensed combined financial information of Gentherm and the SpinCo Business as of June 30, 2026 and for the six months ended June 30, 2026 furnished on Exhibit 99 to this Form
8-K/A
shall be deemed incorporated by reference into the Registration Statement. To the extent that information in this Form
8-K/A
differs from or updates information contained in the Registration Statement, the information in this
Form 8-K/A
shall supersede or supplement the information in the Registration Statement.
Cautionary Statement Regarding Forward-Looking Statements
This Form
8-K/A
includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected benefits of the Transaction, including future financial and operating results, anticipated strategic benefits of the Transaction, the combined company’s plans, objectives, expectations and intentions and any assumptions underlying any of the foregoing, are forward-looking statements.
These forward-looking statements are based on Gentherm’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s businesses and the ability to successfully realize the benefits of the Transaction. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) uncertainty of the expected financial performance of the combined company; (2) failure to realize the anticipated benefits of the Proposed Transaction; (3) the ability of the combined company to implement its business strategy; (4) difficulties and delays in the combined company achieving revenue and cost synergies; (5) inability of the combined company to retain and hire key personnel; (6) evolving legal, regulatory and tax regimes; (7) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (8) actions by third parties, including government agencies; and (8) other risk factors detailed from time to time in Gentherm’s reports filed with the SEC, including Gentherm’s annual reports on
Form 10-K,
quarterly reports on Form
10-Q,
current reports on Form
8-K
and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

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Any forward-looking statements speak only as of the date of this Form
8-K/A.
Gentherm does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description

99.4	Unaudited pro forma condensed combined financial information of Gentherm giving effect to the Transaction.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of
1934
, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 9, 2026

GENTHERM INCORPORATED

By:	/s/ Wayne Kauffman
Wayne Kauffman
Senior Vice President, General Counsel and Secretary